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                                                                     Exhibit 4.1

                         EXPRESS CAPITAL CONCEPTS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                         500,000,000 SHARES AUTHORIZED
                                                               -----------------
                                                               CUSIP 302176 10 2
                                                               -----------------
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT                -SPECIMEN-

is the owner of

        fully paid and nonassessable Common Shares, $.0001 par value, of

                         Express Capital Concepts, Inc.

     transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation, to all of which the holder by acceptance hereby assents.

          IN WITNESS WHEREOF, the Company has caused this certificate to be signed in facsimile by its duly authorized officers and the facsimile seal of the Company to be duly affixed hereto.

          This Certificate is not valid unless duly countersigned by the Transfer Agent and Registrar.

          Dated

          /s/ EARNEST MATHIS, JR.                 /s/ EARNEST MATHIS, JR.
          Earnest Mathis, Jr., Secretary          Earnest Mathis, Jr. President

                        [EXPRESS CAPITAL CONCEPTS, INC.
                                 CORPORATE SEAL
No. 00009                          DELAWARE]

COUNTERSIGNED:
                         CORPORATE STOCK TRANSFER, INC.
                           1675 Broadway, Suite 1480
                             Denver, Colorado 80202

By
  -----------------------------------------------------
        Transfer Agent Authorized Signature

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                         EXPRESS CAPITAL CONCEPTS, INC.

                   TRANSFER FEE $7.00 PER CERTIFICATE ISSUED

     The Corporation shall furnish, without charge, to each shareholder who requests, a full statement of the powers, designations, preferences, limitations and relative rights of the shares of each class of stock or series thereof and the variations in the relative rights and preferences between the shares of each series, and the qualifications, limitations or restrictions of such preferences or such rights and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common   UNIF GIFT MIN ACT- ........Custodian.......
                                                          (Cust)         (Minor)
    TEN ENT - as tenants by the entireties         under Uniform Gifts to Minors

    JT TEN  - as joint tenants with right of
              survivorship and not as tenants         Act.     .............
              in common                                          (Estate)

Additional abbreviations may also be used though not in the above list.

________________________________________________________________________________

 For Value Received,_______________________hereby sell, assign and transfer unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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(Please print or typewrite name and address of assignee)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________
__________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated____________________________        X____________________________________

                                         _____________________________________
SIGNATURE MUST BE GUARANTEED BY A        NOTICE: The signature of this assign-
COMMERCIAL BANK OR TRUST COMPANY         ment must correspond with the name as
OR MEMBER FIRM OF ONE OF THE FOLL-       written upon the face of the certifi-
OWING STOCK EXCHANGES: NEW YORK          cate in every particular, without alt-
STOCK EXCHANGE, PACIFIC STOCK            eration or enlargement or any change
EXCHANGE, AMERICAN STOCK EXCHANGE,       whatever.
MIDWEST STOCK EXCHANGE.